COMMITMENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments Disclosure [Text Block]

NOTE 5 — COMMITMENTS

The Company’s office rental, deployment sites and warehouse facility expenses equaled in aggregate approximately $337,000 and $327,000 for the nine months ended September 30, 2015 and 2014, respectively. The leases in connection with these facilities will expire on different dates from 2016 through 2019. Total obligation under minimum future annual rentals, exclusive of real estate taxes and related costs, are approximately as follows:

Amount
2015 Balance	110,000
2016	$217,000
2017	$84,000
2018	$87,000
2019	$66,000
$564,000
The Company also entered into contractual agreements with one of its principal vendors to provide parts for production for an obligation of $1,634,000 to be made in 2016.

15 — COMMITMENTS

The Company’s office rental, deployment sites and warehouse facilities expenses aggregated approximately $437,000 and $304,000 of which $0 and $83,000 was capitalized during the years ended December 31, 2014 and 2013, respectively. The leases will expire on different dates from 2015 through 2019. The company also entered into contract agreements with one of its principal vendors to provide parts for production totaling $1,634,000. Total obligation of purchasing parts under contractual agreements, minimum future annual rentals, exclusive of real estate taxes and related costs, are approximately as follows:

Year Ending December 31,
2015	$2,069,000
2016	217,000
2017	84,000
2018	87,000
2019	66,000
$2,523,000
The Company has an employment agreement with its CEO, John Coleman, for a term of three years with automatic renewals unless terminated. Mr. Coleman’s agreement was effective on August 1, 2011. It provides that he will receive a salary of no less than $250,000 per year, subject to annual increases as determined by the Board. In addition, he is entitled to incentive compensation not to exceed two times his base salary. The incentive compensation is payable in shares of common stock at the Company’s discretion. He is also entitled to participate in all other benefits that the Company may provide to other senior executives. The agreement contains a non-compete and non-solicitation agreement.
On February 17, 2015, John Coleman resigned from his position of Chief Executive Officer effective immediately. Mr. Coleman’s resignation was not a result of any disagreements with the Company. Mr. Coleman will stay on the xG Board and manage the governmental/expeditionary portions of the business.
In connection with this transition, on February 17, 2015, the Company’s Board of Directors (the “Board”) appointed George Schmitt, the Company’s Executive Chairman, to the role of Chief Executive Officer. Mr. Schmitt will perform the services and duties that are normally and customarily associated with the Chief Executive Officer position, as well as other duties as the Board reasonably determines.